EXHIBIT 10.1


                            AMERICAN BILTRITE INC.
                              K&M ASSOCIATES L.P.

                               CREDIT AGREEMENT

                                Amendment No. 1


         This Agreement, dated as of January 29, 2004 (this "Agreement"), is among American Biltrite Inc., a Delaware corporation ("American Biltrite"), K&M Associates L.P., a Rhode Island limited partnership ("K&M"; American Biltrite and K&M being collectively but jointly and severally, the "Borrower"), the Lenders under the Credit Agreement (as defined below) and Fleet National Bank, as Agent for itself and such Lenders. The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of October 14, 2003 among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied or waived (the "Amendment Date"), which conditions must be satisfied or waived no later than the date provided therein, the Credit Agreement is amended as follows:

         2.1. Amendment of Recitals. The recitals to the Credit Agreement are amended in their entirety as follows:

               "Recitals: Pursuant to this Agreement, the Lenders are extending to the Borrower a $20,000,000 secured revolving credit facility, including a $5,000,000 sub-allotment for Letters of Credit. All the credit facilities mature on December 31, 2004. The proceeds of these credit facilities may be used for general corporate purposes as provided herein."

         2.2. Amendments of Section 1. Section 1 of the Credit Agreement is amended as follows:

            (a) The definition of "Applicable Margin" is amended to read in its entirety as follows:

               "'Applicable Margin' means the amount in the table below set opposite the Reference Leverage Ratio for such date:

                      "Reference Leverage Ratio            Applicable Margin
                       ------------------------            -----------------
                              [> or =] 325%                    275 b.p.
                           [> or =] 300% < 325%                250 b.p.
                           [> or =] 250% < 300%                200 b.p.
                           [> or =] 201% < 250%                150 b.p.
                           [> or =] 101% < 200%                125 b.p.
                              [< or =] 100%                    100 b.p.

               Changes in the Applicable Margin shall occur on the third Banking Day after quarterly financial statements have been furnished to the Agent in accordance with Sections 6.4.1 or
               6.4.2 from time to time. In the event that the financial statements required to be delivered pursuant to Section 6.4.1 or 6.4.2, as applicable, are not delivered when due, then during the period from the third Banking Day following the date such financial statements were due until the third Banking Day following the date on which they are actually delivered, the Applicable Margin shall be the maximum amount set forth in the table above."

            (b) The definition of "Final Maturity Date" is amended to read in its entirety as follows:

               "'Final Maturity Date' means December 31, 2004."

         2.3. Amendment of Section 2.1.2. Section 2.1.2 of the Credit Agreement is amended to read in its entirety as follows:

               "2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means $20,000,000 minus Net Asset Sale Proceeds required to be prepaid pursuant to Section 4.5 hereof."

         2.4. Amendment of Section 6.5.1. Section 6.5.1 of the Credit Agreement is amended to read in its entirety as follows:

               "6.5.1. Consolidated Total Liabilities to Consolidated Tangible Net Worth. On the last day of each fiscal quarter of the Company, Consolidated Total Liabilities shall not exceed the percentage set forth in the table below of Consolidated Tangible Net Worth on such date.

                         Quarter Ending                    Percentage
                         --------------                    ----------
                       9/30/03 to 6/30/04                     225%
                     9/30/04 and thereafter                   200%"

         2.5. Amendment of Section 6.5.2. Section 6.5.2 of the Credit Agreement is amended to read in its entirety as follows:

               "6.5.2. Consolidated Adjusted EBITDA to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, Consolidated Adjusted EBITDA shall equal or exceed the percentage set forth in the table below of Consolidated Interest Expense.

                          Quarter Ending                   Percentage
                          --------------                   ----------
                             9/30/03                           60%
                             12/31/03                          80%
                             3/31/04                           70%
                       6/30/04 and 9/30/04                    100%
                     12/31/04 and thereafter                  150%"

         2.6. Amendment of Section 6.5.5. Section 6.5.5 of the Credit Agreement is amended to read in its entirety as follows:

               "6.5.5. Income or Loss from Continuing Operations. Net loss from continuing operations (excluding, in all events, net income relating to Janus Flooring Corporation) of the Company and its Subsidiaries reporting Congoleum on the equity method shall not exceed $500,000 in the fiscal quarter of the Company ending December 31, 2003. Net income from continuing operations (excluding, in all events, net income relating to Janus Flooring Corporation) of the Company and its Subsidiaries reporting Congoleum on the equity method shall equal or exceed $1.00 in at least one of any two consecutive fiscal quarters of the Company for any two consecutive fiscal quarters of the Company ending March 31, 2004 and thereafter."

         2.7. Amendment of Exhibit 10.1. Exhibit 10.1 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit 10.1 hereto.

         3. Representations and Warranties. Each of the Borrowers jointly and severally represents and warrants as follows, it being understood that the transactions contemplated by the Congoleum Plan, the Congoleum Note or the Congoleum Plan Trust, and the dissolution and performance of Janus Flooring Corporation, and in each case, the effects thereof, shall be excluded for each and all of the purposes hereof:

         3.1. Legal Existence, Organization. Each of the Borrowers is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, partnership or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Borrowers has taken all corporate, partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

         3.2. Enforceability. Each of the Borrowers has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Borrowers and is enforceable against the Borrowers in accordance with its terms.

         3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

         (a) any breach or termination of any material agreement, instrument, deed or lease to which the Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Company or any of its Subsidiaries;

         (b) the material violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

         (c) the creation under any agreement, instrument, deed or lease of any Lien (other than the Liens created pursuant to the Security Agreement) upon any of the assets of the Company or any of its Subsidiaries; or

         (d) any redemption, retirement or other repurchase obligation of the Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

     No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained that has not been obtained or made that has not been made by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

         3.4. Defaults. Immediately after giving effect to the amendments set forth in Section 2 hereof, no Default will exist.

         3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct in all material respects on the date hereof as if originally made on and as of the date hereof, except for those representations and warranties that relate to an earlier date which shall be true and correct in all material respects as of that date.

         4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction or waiver of the following conditions, which conditions must be satisfied or waived on or before the date hereof:

         4.1. Notes. The Borrowers shall have duly authorized, executed and delivered to the Agent a Revolving Note payable to Fleet National Bank as Lender in substantially the form of Exhibit 2.1.4 of the Credit Agreement. The Lenders shall have returned for cancellation the Revolving Notes dated October 14, 2003.

         4.2. Amendment to Note Purchase Agreement. The Company, K&M and Prudential shall have entered into an amendment to the Note Purchase Agreement, which amendment shall be effective simultaneously with the effectiveness of this Agreement and which shall be in form and substance reasonably satisfactory to the Agent.

         4.3. Assignment and Assumption Agreement. Citizens Bank of Massachusetts ("Citizens") and Fleet shall have entered into an Assignment and Assumption Agreement in substantially the form of Exhibit
     11.1.1 of the Credit Agreement, which Assignment and Assumption Agreement shall be in effect immediately prior to this Agreement taking effect.

         4.4. Field Audit. The Agent shall have received a field audit conducted by a third party chosen at the Agent's reasonable discretion. The Agent shall have had an opportunity to review such field audit and the substance of such field audit shall be reasonably satisfactory to the Agent.

         4.5. Officer's Certificate. Except, in each case, as may have occurred with respect to the dissolution or performance of Janus Flooring Corporation, the representations and warranties of the Company and its Subsidiaries set forth or incorporated by reference herein shall be true and correct in all material respects as of the Amendment Date as if originally made on and as of the Amendment Date, except for those that relate to an earlier date which shall be true and correct in all material respects as of that date; no Default shall have occurred on or prior to the Amendment Date; and the Agent shall have received a certificate to these effects signed by a Financial Officer.

         4.6. Secretary's Certificate. The Agent shall have received a certificate of the Secretary or Assistant Secretary of each of American Biltrite and the general partner of K&M, dated the Amendment Date, in form and substance reasonably satisfactory to the Agent as to (a) the Charter and By-laws of the Borrower, (b) the actions, corporate or otherwise, (including copies of relevant votes) taken by its board of directors to authorize the transactions contemplated hereby, and (c) the name, title and signatures of the officers of the Borrower executing this Agreement and the other agreements, instruments and other documents executed by or on behalf of the Borrower pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby.

         4.7. Payment of Agent's Fees and Expenses. The Company shall have paid to Fleet National Bank an amendment fee of $62,500 and shall have authorized Fleet National Bank to charge the loan account for the reasonable expenses of Ropes & Gray LLP in connection with the negotiation and consummation of this Agreement, each as contemplated by a separate agreement among the Agent and the Company.

         4.8. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate, limited liability company, partnership or other proceedings and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, limited liability company, partnership or governmental authorities.

         5. Reallocation. On the Amendment Date the Agent will reallocate the Loan and Letter of Credit Exposure held by the Lenders in accordance with their Percentage Interests as set forth on Exhibit 10.1 hereto including the payments of any amounts outstanding to Citizens.

         6. Certain Calculations. Amounts in respect of interest, commitment fees, Letter of Credit fees and other amounts payable under the Amended Credit Agreement shall be payable in accordance with the terms of the Credit Agreement as in effect prior to giving effect to the amendments provided in
Section 2 hereof for periods prior to the Amendment Date and in accordance with the Amended Credit Agreement for periods from and after the Amendment Date.

         7. Further Assurances. Each of the Company and its Subsidiaries will, promptly upon the reasonable request of the Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

         8. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts (including by way of facsimile transmission), which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.



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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                            AMERICAN BILTRITE INC.


                                            By  /s/ Howard N. Feist III
                                               -------------------------------
                                               Name:  Howard N. Feist III
                                               Title: Vice President, Finance


                                            K&M ASSOCIATES L.P.


                                            By: AIMPAR, INC., its General
                                                Partner


                                            By  /s/ Howard N. Feist III
                                                ------------------------------
                                                Name:  Howard N. Feist III
                                                Title: Vice President and
                                                       Assistant Secretary


                                            FLEET NATIONAL BANK, as
                                            Agent and Lender under the
                                            Credit Agreement


                                            By  /s/ Thomas F. Brennan
                                                ------------------------------
                                                Name:  Thomas F. Brennan
                                                Title: Senior Vice President






             Signature Page to Amendment No. 1 to Credit Agreement